                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                           -----------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                                  DECEMBER 2, 1998
                                   Date of Report
                         (Date of earliest event reported)


                                 UTILX CORPORATION
                           COMMISSION FILE NUMBER 0-16821


                  DELAWARE                        91-1171716
          (State of Incorporation)      (I.R.S. Identification Number)

              P. O. BOX 97009
        KENT, WASHINGTON  98064-9709            (253) 395-0200
      (Address of Principal Executive         (Telephone Number)
                  Offices)


                           -----------------------------


                  The total number of pages in this Form 8-K is 3.

ITEM  5.  OTHER EVENTS

UTILX Corporation (the "Company") announced on November 20, 1998, that its Board of Directors had elected its Chairman, William M. Weisfield, to the permanent position of President and Chief Executive Officer. Mr. Weisfield, who has served on the Company's Board of Directors since January 1995 and as its Chairman since January 1996, had been appointed to serve as the Company's acting President and Chief Executive Officer on October 30, 1998.

ITEM 7.  EXHIBITS

         10.1      Executive Employment Agreement
         10.2      Senior Management Employment Agreement
         99.1      Press Release

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  UTILX CORPORATION
                                       ---------------------------------------
                                                     (Registrant)




Date:  December 2, 1998                By:  /s/  Larry D. Pihl
                                           -----------------------------------
                                           Larry D. Pihl, Vice President/Chief
                                               Financial Officer

                                EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
      10.1          Executive Employment Agreement dated
                    November 1, 1998.

      10.2          Senior Management Employment Agreement
                    dated November 1, 1998.

      99.1          Press release issued November 20, 1998.